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FIRE LANE

ACADIA
REALTY TRUST

Q2 2017 SUPPLEMENTAL REPORTING INFORMATION

Table of Contents

Section I - Second Quarter 2017 Earnings Press Release
Section II - Financial Information		Section III - Core Portfolio Information

Company Information	3	Core Properties	25
Market Capitalization	4	Core Top Tenants	28
Operating Statements		Core Lease Expirations	29
Consolidated Income Statements	6	Core New and Renewal Rent Spreads	30
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	31
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11
EBITDA	12
Same Property Net Operating Income	13
Fee Income	14	Section IV - Fund Information
Structured Financing	15
Other Information		Fund Overview	32
Transactional Activity	16	Fund Properties	33
2017 Guidance	17	Fund Lease Expirations	35
Net Asset Valuation Information	18	Fund Development Activity	36
Selected Financial Ratios	19
Debt Analysis
Summary	21
Detail	22
Maturities	24	Important Notes	37

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2017

Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its core portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	BTIG	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Gorman - (212) 738-6138	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	mgorman@btig.com	tthomas@keybanccm.com

	Boenning & Scattergood	Citigroup - Global Markets	J.P. Morgan Securities, Inc.
	Floris van Dijkum - (212) 922-3572	Christy McElroy - (212) 816-6981	Michael W. Mueller, CFA - (212) 622-6689
	fvandijkum@boenninginc.com	christy.mcelroy@citi.com	michael.w.mueller@jpmorgan.com

Green Street Advisors
Daniel Busch - (949) 640-8780
dbucsh@greenstreetadvisors.com

Supplemental Report - June 30, 2017	- 3 -

Market Capitalization
(including pro-rata share of Fund debt, in thousands)
									Weighted Average
	Total Market Capitalization ($)%			Capitalization Based on Net Debt[1]	Changes in Total Outstanding Common Shares and OP Units (in thousands)				Diluted EPS		FFO
Equity Capitalization						Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Common Shares	83,659				Balance at 12/31/2016	83,598	4,529	88,127
Common Operating Partnership ("OP") Units	4,751				Other	7	248	255
Combined Common Shares and OP Units	88,410				OP Conversions	25	(25)	—
					Balance at 3/31/2017	83,630	4,752	88,382	83,647	83,647	89,024	89,024
Share Price at June 30, 2017	$27.80				OP Conversions	16	(12)	4
					Equity Issuance	—	—	—
Equity Capitalization - Common Shares and OP Units	$2,457,799				Other	13	11	24
Preferred OP Units	14,244	[2]			Balance at 6/30/2017	83,659	4,751	88,410	83,662	83,654	88,973	88,998
Total Equity Capitalization	2,472,043		72%	73%

Debt Capitalization
Consolidated debt	1,560,980
Adjustment to reflect pro-rata share of debt	(576,207)
Total Debt Capitalization	984,773		28%	27%

Total Market Capitalization	$3,456,816	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $21,002 and pro-rata share of Funds cash of $8,709, for total cash netted against debt of $29,711.

2.	Represents 188 Series A and 140,343 Series C Preferred OP Units convertible into 25,067 and 487,299 Common OP Units, respectively, multiplied by the Common Share price at quarter end

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

Supplemental Report - June 30, 2017	- 4 -

Income Statements
(in thousands)

	June 30, 2017 [1]
	Quarter	Year to Date
CONSOLIDATED INCOME STATEMENT

Revenues
Rental income	$48,468	$97,053
Expense reimbursements	10,074	22,390
Other	962	2,060
Total revenues	59,504	121,503
Operating expenses
Depreciation and amortization	26,057	50,593
General and administrative	8,864	17,333
Real estate taxes	8,034	18,640
Property operating	9,364	17,561
Other operating	443	737
Total operating expenses	52,762	104,864
Operating income	6,742	16,639
Equity in earnings and gains of unconsolidated affiliates inclusive of gains on disposition of properties of $3,285 and $14,771, respectively	4,340	17,043
Interest income	8,203	17,187
Interest expense	(12,750)	(24,238)
Income from continuing operations before income taxes	6,535	26,631
Income tax provision	(427)	(552)
Net income	6,108	26,079
Net loss attributable to noncontrolling interests	5,952	1,612
Net income attributable to Acadia	$12,060	$27,691

Supplemental Report - June 30, 2017	- 5 -

Income Statements - Detail
(in thousands)

	June 30, 2017 [1]
	Quarter	Year to Date

CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$43,950	$86,921
Percentage rents	49	88
Expense reimbursements - CAM	3,941	8,113
Expense reimbursements - Taxes	6,133	14,277
Other property income	819	1,426
Total Property Revenues	54,892	110,825

PROPERTY EXPENSES
Property operating - CAM	7,566	14,439
Other property operating (Non-CAM)	1,568	3,028
Real estate taxes	8,034	18,640
Total Property Expenses	17,168	36,107

NET OPERATING INCOME - PROPERTIES	37,724	74,718

OTHER INCOME (EXPENSE)
Interest income	8,203	17,187
Straight-line rent income	2,128	5,267
Above/below-market rent	2,184	4,795
Interest expense [2]	(11,101)	(20,856)
Amortization of finance costs	(1,334)	(2,504)
Above/below-market interest expense	161	340
Asset and property management expense	(75)	(118)
Other income/expense	(173)	(97)
Transaction costs	(443)	(682)
Capital lease interest	(475)	(1,218)
CORE PORTFOLIO AND FUND INCOME	36,799	76,832

FEE INCOME
Asset and property management fees	281	581
Promote income from funds, net	—	—
Transactional fees [3]	36	100
Income tax provision	(427)	(552)
Total Fee Income	(110)	129

General and Administrative	(8,864)	(17,333)

Depreciation and amortization	(26,017)	(50,321)
Non-real estate depreciation and amortization	(40)	(271)
Gain on disposition of properties	—	—
Income before equity in earnings and noncontrolling interests	1,768	9,036

Equity in earnings of unconsolidated affiliates	4,340	17,043
Noncontrolling interests	5,952	1,612

NET INCOME ATTRIBUTABLE TO ACADIA	$12,060	$27,691

Supplemental Report - June 30, 2017	- 6 -

Income Statements - Pro Rata Adjustments
(in thousands)

	Quarter Ended June 30, 2017		Year to Date June 30, 2017
	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
CORE PORTFOLIO AND FUND INCOME

PROPERTY REVENUES
Minimum rents	$(12,371)	$7,191	$(24,196)	$14,762
Percentage rents	(38)	34	(82)	61
Expense reimbursements - CAM	(943)	828	(1,949)	1,456
Expense reimbursements - Taxes	(814)	1,200	(1,720)	2,416
Other property income	(333)	8	(673)	26
Total Property Revenues	(14,499)	9,261	(28,620)	18,721

PROPERTY EXPENSES
Property operating - CAM	(3,452)	880	(6,341)	1,764
Other property operating (Non-CAM)	(690)	293	(1,387)	583
Real estate taxes	(2,005)	1,346	(4,365)	2,793
Total Property Expenses	(6,147)	2,519	(12,093)	5,140

NET OPERATING INCOME - PROPERTIES	(8,352)	6,742	(16,527)	13,581

OTHER INCOME (EXPENSE)
Interest income	(1,946)	—	(3,725)	—
Straight-line rent income	(994)	117	(2,624)	432
Above/below-market rent	(362)	303	(1,026)	553
Interest expense	4,498	(1,834)	8,064	(3,639)
Amortization of finance costs	939	(150)	1,640	(255)
Above/below-market interest expense	—	21	—	41
Asset and property management expense	81	(275)	116	(472)
Other income/expense	(258)	222	(255)	77
Transaction costs	221	—	318	106
Capital lease interest	—	—	—	—
CORE PORTFOLIO AND FUND INCOME	(6,173)	5,146	(14,019)	10,424

FEE INCOME
Asset and property management fees	3,806	185	7,634	492
Promote income from funds, net	—	—	576	—
Transactional fees	1,763	7	2,783	7
Income tax provision	71	(10)	105	(12)
Total Fee Income	5,640	182	11,098	487

General and Administrative	598	(58)	1,352	(110)

Depreciation and amortization	9,139	(4,215)	16,224	(8,529)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(2,532)	3,285	(11,400)	14,771
Income before equity in earnings and noncontrolling interests	6,672	4,340	3,255	17,043

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(720)	—	(1,643)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$5,952	$4,340	$1,612	$17,043

Supplemental Report - June 30, 2017	- 7 -

Consolidated Balance Sheet [7]
(in thousands)
	Consolidated
	Balance
	Sheet
ASSETS	As Reported	Line Item Details:
Real estate
Land	$647,087
Buildings and improvements	2,529,079
Construction in progress	23,910
Properties under capital lease	76,965	The components of Real estate under development, at cost are as follows:
	3,277,041
Less: accumulated depreciation	(319,497)
Operating real estate, net	2,957,544	Fund II	$24,303
Real estate under development, at cost	208,966	Fund III	47,874
Net investments in real estate	3,166,510	Fund IV	134,806
Notes receivable, net	249,848	Other	1,983
Investments in and advances to unconsolidated affiliates	272,736
Other assets, net	207,203	Total	$208,966
Cash and cash equivalents	43,442
Straight-line rents receivable, net	36,987
Rents receivable, net	13,109
Restricted cash	24,311	Summary of other assets, net:
Assets of properties held for sale	34,699
		Lease intangibles, net	$119,002
		Deferred charges, net	28,361
Total Assets	$4,048,845	Prepaid expenses	16,901
		Other receivables	12,569
LIABILITIES AND SHAREHOLDERS' EQUITY		Accrued interest receivable	10,168
		Deposits	5,501
Mortgage and other notes payable, net	$1,122,131	Due from seller	4,300
Unsecured notes payable, net	397,622	Deferred tax assets	3,880
Unsecured line of credit	24,000	Derivative financial instruments	2,648
Accounts payable and other liabilities	215,621	Due from related parties	1,406
Capital lease obligation	70,367	Corporate assets	540
Dividends and distributions payable	23,349	Income taxes receivable	1,927
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,358	Total	$207,203

Total Liabilities	1,868,448
Shareholders' equity		Summary of accounts payable and other liabilities:
Common shares	84
Additional paid-in capital	1,592,069	Lease intangibles, net	$103,980
Accumulated other comprehensive loss	(520)	Accounts payable and accrued expenses	57,305
Distributions in excess of accumulated earnings	(21,439)	Deferred income	33,722
Total controlling interest	1,570,194	Tenant security deposits, escrow and other	15,486
Noncontrolling interests	610,203	Derivative financial instruments	3,546
Total Shareholders' Equity	2,180,397	Income taxes payable	1,582

Total Liabilities and Shareholders' Equity	$4,048,845	Total	$215,621

Supplemental Report - June 30, 2017	- 8 -

Pro-Rata Balance Sheet Adjustments [7]
(in thousands)

	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]
ASSETS
Real estate
Land	$(138,806)	$72,041
Buildings and improvements	(814,899)	293,747
Construction in progress	(14,426)	673
Properties under capital lease	—	—
	(968,131)	366,461
Less: accumulated depreciation	39,708	(40,206)
Operating real estate, net	(928,423)	326,255
Real estate under development, at cost	(146,548)	4,126
Net investments in real estate	(1,074,971)	330,381
Notes receivable, net	(37,783)	—
Investments in and advances to unconsolidated affiliates	(71,941)	(199,113)
Other assets, net	(10,293)	32,571
Cash and cash equivalents	(21,134)	7,403
Straight-line rents receivable, net	(11,884)	4,219
Rents receivable, net	(1,841)	2,797
Restricted cash	(15,570)	921
Assets of properties held for sale	(15,408)	—

Total Assets	$(1,260,825)	$179,179

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage and other notes payable, net	$(624,022)	$161,294
Unsecured notes payable, net	(103,489)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(66,140)	33,243
Capital lease obligation	—	—
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,358)

Total Liabilities	(793,651)	179,179
Shareholders' equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total controlling interest	—	—
Noncontrolling interests	(467,174)	—
Total Shareholders' Equity	(467,174)	—

Total Liabilities and Shareholders' Equity	$(1,260,825)	$179,179

Supplemental Report - June 30, 2017	- 9 -

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly and year-to-date results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $4.7 million and $9.6 million for the quarterly and year-to-date periods, respectively.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.7 million and $1.6 million for the quarter and year-to-date period, respectively, ended June 30, 2017.

7.	The Company currently invests in Funds II, III, IV & V and Mervyns I & II which are consolidated within the Company's financial statements.

Supplemental Report - June 30, 2017	- 10 -

Funds from Operations ("FFO") [1]
(in thousands)

	Quarter Ended	Quarter Ended	Year to Date
Funds from operations ("FFO"):	March 31, 2017	June 30, 2017	June 30, 2017

Net Income	$15,631	$12,060	$27,691
Add back:
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	21,533	21,093	42,626
Gain on disposition of properties (net of noncontrolling interest share)	(2,742)	(753)	(3,495)
Income attributable to noncontrolling interests' share in Operating Partnership	1,062	857	1,919
FFO to Common Shareholders and Common OP Unit holders	$35,484	$33,257	$68,741

Add back: Transaction costs	37	222	259
FFO before transaction costs	$35,521	$33,479	$69,000

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$35,484	$33,257	$68,741
Straight-line rent, net	(1,824)	(1,251)	(3,075)
Above/below-market rent	(2,197)	(2,125)	(4,322)
Amortization of finance costs	574	545	1,119
Above/below-market interest	(199)	(182)	(381)
Non-real estate depreciation	231	40	271
Leasing commissions	(474)	(202)	(676)
Tenant improvements	(1,747)	(1,622)	(3,369)
Capital expenditures	(47)	(59)	(106)
AFFO to Common Shareholders and Common OP Unit holders	$29,801	$28,401	$58,202

Total weighted average diluted shares and OP Units	89,024	88,973	88,998

Diluted FFO per Common share and OP Unit:
FFO	$0.40	$0.37	$0.77
FFO before transaction costs	$0.40	$0.38	$0.78

__________

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

Supplemental Report - June 30, 2017	- 11 -

EBITDA
(in thousands)

	Quarter Ended June 30, 2017			Year to Date June 30, 2017
	Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total

NET INCOME ATTRIBUTABLE TO ACADIA	$12,490	$(430)	$12,060	$25,136	$2,555	$27,691

Adjustments:
Depreciation and amortization	18,222	2,911	21,133	37,782	5,115	42,897
Interest expense	7,226	1,211	8,437	14,305	2,126	16,431
Amortization of finance costs	247	298	545	621	498	1,119
Above/below-market interest	(182)	—	(182)	(381)	—	(381)
Gain on disposition of properties	—	(753)	(753)	124	(3,495)	(3,371)
Transaction costs	163	59	222	171	88	259
Provision for income taxes	343	23	366	425	34	459
Noncontrolling interest - OP	720	—	720	1,643	—	1,643

EBITDA	$39,229	$3,319	$42,548	$79,826	$6,921	$86,747

Supplemental Report - June 30, 2017	- 12 -

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter Ended			Year to Date
			Change			Change
	June 30, 2017	June 30, 2016	Favorable/(Unfavorable)	June 30, 2017	June 30, 2016	Favorable/(Unfavorable)

Summary
Minimum rents	$26,648	$26,466	0.7%	$53,465	$52,691	1.5%
Expense reimbursements	6,874	6,235	10.2%	15,585	12,622	23.5%
Other property income	166	192	(13.5)%	204	401	(49.1)%

Total Revenue	33,688	32,893	2.4%	69,254	65,714	5.4%

Expenses
Property operating - CAM & Real estate taxes	7,806	7,476	(4.4)%	17,508	14,862	(17.8)%
Other property operating (Non-CAM)	527	506	(4.2)%	1,061	704	(50.7)%

Total Expenses	8,333	7,982	(4.4)%	18,569	15,566	(19.3)%

Same Property NOI - Core properties	$25,355	$24,911	1.8%	$50,685	$50,148	1.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	8,257	2,763		16,063	4,993
Core NOI	$33,612	$27,674		$66,748	$55,141

Other same property information
Physical Occupancy	96.2%	97.0%
Leased Occupancy	96.4%	97.2%

__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Supplemental Report - June 30, 2017	- 13 -

Fee Income by Fund
(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2017
Asset and property management fees	$1,119	$1,406	$2,677	$3,116	$266	$8,584
Transactional fees	1,182	519	799	310	80	2,890
Total fees	$2,301	$1,925	$3,476	3,426	$346	$11,474

Quarter Ended June 30, 2017
Asset and property management fees	$568	$678	$1,337	1,558	$132	$4,273
Transactional fees	914	149	435	276	32	1,806
Total fees	$1,482	$827	$1,772	1,834	$164	$6,079

Quarter Ended March 31, 2017
Asset and property management fees	$551	$728	$1,340	1,558	$134	$4,311
Transactional fees	268	370	364	34	48	1,084
Total fees	$819	$1,098	$1,704	1,592	$182	$5,395

Supplemental Report - June 30, 2017	- 14 -

Structured Financing Portfolio
(in thousands)

	March 31, 2017			Current Period					Stated	Effective
	Principal	Accrued				Current	Accrued	Balance at	Interest	Interest	Maturity
Investment	Balance	Interest	Total	Advances	Repayments	Principal	Interest	June 30, 2017	Rate	Rate [1]	Dates

First mortgage notes	$206,400	$5,658	$212,058	$—	$(28,005)	$178,395	$4,013	$182,408	7.88%	7.93%	Jun-18 to Apr-19

Mezzanine, preferred equity and other notes	10,000	36	10,036	10,000	—	20,000	67	20,067	8.00%	8.67%	Sep-19

Total Core notes receivable	$216,400	$5,694	$222,094	$10,000	$(28,005)	$198,395	$4,080	$202,475	7.89%	8.00%

__________
1. Inclusive of points and exit fees.

2. Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$198,395
Pro-rata share of Fund loans						13,670

Total Pro-rata Notes Receivable						$212,065

Supplemental Report - June 30, 2017	- 15 -

Transactional Activity
(in thousands)

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Key Tenants	Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

ACQUISITIONS
Core:
907 King Street	Alexandria, VA	—	January 4, 2017	$3,000	20.00%	$—	$600

Fund IV:
Lincoln Place Shopping Center	Fairview Heights, IL	Kohl's, Marshalls	March 13, 2017	35,400	100.00%	35,400	7,115

Fund V:
Plaza Santa Fe	Santa Fe, NM	TJ Maxx, Ross Dress for Less	June 5, 2017	35,220	100.00%	35,220	8,143

				$73,620		$70,620	$15,858

DISPOSITIONS
Fund III:
Arundel Plaza	Glen Burnie, MD	Giant Foods, Lowes	February 15, 2017	$28,800	90.00%	$25,920	$10,272
New Hyde Park Shopping Center	New Hyde Park, NY	Petsmart	July 6, 2017	22,100	100.00%	22,100	8,758
				50,900		48,020	19,030
Fund IV:
2819 Kennedy Boulevard	North Bergen, NJ	Aldi	January 31, 2017	19,000	90.00%	17,100	3,954
1701 Belmont Avenue	Catonsville, MD	—	June 30, 2017	5,600	90.00%	5,040	1,165
				24,600		22,140	5,119

				$75,500		$70,160	$24,149

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type		Date of Transaction	Transaction Amount	Ownership %	Fund Share	Acadia Share

Core:
Brandywine Portfolio	Conversion		May 1, 2017	$(16,005)	100.00%	$—	$(16,005)
182-186 Spring Street	Redemption		June 9, 2017	(12,000)	100.00%	—	(12,000)
Gotham	Additional Funding		June 30, 2017	10,000	100.00%	—	10,000
				(18,005)		—	(18,005)
Fund IV:
Shaws Windham	Conversion		June 30, 2017	(9,000)	100.00%	(9,000)	(2,081)

				$(27,005)		$(9,000)	$(20,086)

Supplemental Report - June 30, 2017	- 16 -

2017 Annual Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2017 Guidance [1]	2016 Actual
Summary:

Funds from Operations ("FFO") per share (before acquisition and other costs)	$1.44 to $1.54	$1.55	[2]

Earnings per Share ("EPS") (before acquisition and other costs)	$0.58 to $0.63	$1.05

FFO Components:

Core and pro-rata share of Fund portfolio income (before acquisition and other costs)	$142.0 to $151.5	$125.9	[3]

Fund fee income, net of taxes	$20.9 to $22.9	$21.1

Other Fund and transactional income	$0.6 to $0.6	$10.4	[4]

General and administrative expense	$(32.5) to $(33.0)	$(31.0)

FFO	$131.0 to $142.0	$126.4

Additional Guidance Assumptions:

Fully diluted Common Shares and OP Units - weighted average	91.0 to 92.0	81.25

Same property net operating income ("NOI") growth	0.0% to 2.0%

Core acquisitions	$300.0 to $500.0

Fund acquisitions	$200.0 to $600.0

__________

1.	2017 FFO and EPS guidance and comparable 2016 results are before acquisition and gains/losses on sale or impairment of depreciated and non-operating properties.

2.	Before 2016 acquisition and retirement costs, which totaled $0.06 and $0.05 per share, respectively.

3.	2016 acquisition and retirement costs totaled $5.1 million and $4.2 million, respectively.

4.	Net of projected payments under the Company's Long-Term Fund Investment Alignment Program ("FIAP").

Supplemental Report - June 30, 2017	- 17 -

Net Asset Valuation Information
(in thousands)

	CORE		FUND II				FUND III				FUND IV				FUND V
			Fund Level		AKR Pro-rata Share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share		Fund Level		AKR Pro-rata share
	Quarterly	Annualized (x4)	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income [1]	$33,612	$134,448	$1,578	$6,312	28.3%	$1,788	$1,201	$4,804	39.6%	$1,904	$8,071	$32,284	23.1%	$7,464	$194	$776	20.1%	$156
Less:
(Income) loss from properties sold or under contract	—	—	(578)	(2,312)		(655)	(219)	(876)		(347)	59	236		55	—	—		—
(Income) loss from pre-stabilized assets [2]	—	—	(1,020)	(4,080)		(1,156)	(994)	(3,976)		(1,576)	(1,359)	(5,436)		(1,257)	—	—		—
(Income) loss from development projects [3]	—	—	109	436		124	12	48		19	(1,637)	(6,548)		(1,514)	—	—		—
Net Operating Income of stabilized assets	$33,612	$134,448	$89	$356		$101	$—	$—		$—	$5,134	$20,536		$4,748	$194	$776		$156

Assets under contract for sale, net of debt				$4,931		$1,397		$11,555		$4,579		$—		$—		$—		$—

Costs to Date
Pre-stabilized assets [2]		$—		$700,724		$198,515		$61,872		$24,520		$132,085		$30,538		$—		$—
Development projects [3]		21,000		36,700		10,397		41,900		16,605		295,100		68,227		—		—

Total Costs to Date		$21,000		$737,424		$208,912		$103,772		$41,125		$427,185		$98,765		$—		$—

Debt		$735,602		$412,184		$110,106		$79,859		$24,138		$475,493		$106,003		$44,400		$8,924

__________

1.	Does not include a full quarter of NOI for those assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.

2.
Consists of the following projects for Fund II: 161st Street; Fund III: 640 Broadway, 654 Broadway and Nostrand; Fund IV: Paramus Plaza, 17 East 71st Street, 1035 Third Avenue, 1151 Third Avenue and Eden Square.

3.	See “Development Activity” page in this Supplemental Report.

Supplemental Report - June 30, 2017	- 18 -

Selected Financial Ratios
(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
	2017		2016		2017		2016			June 30, 2017		March 31, 2017
COVERAGE RATIOS [1]									LEVERAGE RATIOS

Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$39,229		$33,406		$79,826		$68,207		Debt + Preferred Equity (Preferred O.P. Units)	$999,017		$991,089
Interest expense	7,226		6,026		14,305		11,813		Total Market Capitalization	3,456,816		3,647,852
Principal Amortization	1,267		984		2,546		2,018		Debt+Preferred Equity/Total Market Capitalization	29%		27%
Preferred Dividends [3]	138		139		277		278
Fixed-Charge Coverage Ratio - Core Portfolio	4.5	x	4.7	x	4.7	x	4.8	x

EBITDA divided by:	$42,548		$35,802		$86,747		$73,184		Debt [6]	$969,306		$959,529
Interest expense	8,437		6,534		16,431		12,887		Total Market Capitalization	3,456,816		3,616,292
Principal Amortization	1,457		1,229		2,919		2,387		Net Debt+Preferred Equity/Total Market Capitalization	28%		27%
Preferred Dividends	138		139		277		278
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	4.2	x	4.5	x	4.4	x	4.7	x

Payout Ratios									Debt/EBITDA Ratios

Dividends declared (per share/OP Unit)	$0.26		$0.25		$0.52		$0.50		Debt	$735,602		$737,462
									EBITDA (Annualized) [7]	157,492		160,164
Dividends (Shares) & Distributions (OP Units) declared	$23,341		$20,152		$46,702		$39,494		Debt/EBITDA - Core Portfolio	4.7	x	4.6	x
FFO	33,257		29,162		68,741		60,268
FFO Payout Ratio	70%		69%		68%		66%		Debt [5]	$714,600		$712,491
FFO Payout Ratio before acquisition costs	70%		67%		68%		65%		EBITDA (Annualized) [7]	157,492		160,164
									Net Debt/EBITDA - Core Portfolio	4.5	x	4.4	x
Dividends (Shares) & Distributions (OP Units) declared	$23,341		$20,152		$46,702		$39,494
AFFO	28,401		25,339		58,202		51,889		Debt [4]	$984,773		$976,176
AFFO Payout Ratio	82%		80%		80%		76%		EBITDA (Annualized) [7]	170,768		174,572
AFFO Payout Ratio before acquisition costs	82%		77%		80%		75%		Debt/EBITDA - Core Portfolio and Funds	5.8	x	5.6	x

									Debt [6]	$955,062		$944,616
									EBITDA (Annualized) [7]	170,768		174,572
									Net Debt/EBITDA - Core Portfolio and Funds	5.6	x	5.4	x

Supplemental Report - June 30, 2017	- 19 -

__________

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3.	Represents preferred distributions on Preferred Operating partnership Units.

4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.

5.	Reflects debt net of the current Core Portfolio cash balance at end of period.

6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7.	Annualized EBITDA is adjusted to include the amount of net Promote income to be earned during 2017:

Reconciliation of EBTIDA to Adjusted EBITDA

Core EBITDA as reported	$39,229
Less promote for quarter	—
Adjusted Core EBITDA	39,229

Annualized	156,916

Add: Annualized net Promote	576

Adjusted Annualized Core EBITDA	157,492

Add in Funds	13,276

Adjusted Annualized EBITDA Core and Funds	$170,768

Supplemental Report - June 30, 2017	- 20 -

Portfolio Debt - Summary
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
	Core Portfolio		Funds		Total			Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	Principal Balance	Interest Rate	Principal Balance	Interest Rate

Fixed-Rate Debt [1]	$248,629	3.0%	$—	n/a	$248,629	3.0%	25%	$—	$—	$248,629
Variable-Rate Debt	75,371	2.4%	21,621	3.1%	96,992	2.5%	10%	77,699	—	174,691
							35%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	379,602	4.2%	92,989	4.4%	472,591	4.2%	48%	295,713	(116,746)	651,558
Variable-Rate Debt	32,000	2.8%	134,561	3.7%	166,561	3.5%	17%	365,085	(45,544)	486,102
							65%

Total	$735,602	3.5%	$249,171	3.9%	$984,773	3.6%	100%	$738,497	$(162,290)	1,560,980
Unamortized premium										997
Unamortized loan costs										(18,224)
Total										$1,543,753

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.

2.	Represents the Company's pro-rata share of debt based on its percent ownership.

3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.

4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Supplemental Report - June 30, 2017	- 21 -

Portfolio Debt - Detail
(in thousands)
		Principal Balance	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		June 30, 2017	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	7/1/2016	None
Bedford Green		28,457	100.00%	28,457	5.10%	9/5/2017	None
163 Highland Avenue		9,237	100.00%	9,237	4.66%	2/1/2024	None
Crossroads Shopping Center		67,500	49.00%	33,075	3.94%	10/6/2024	None
555 9th Street		60,000	100.00%	60,000	3.99%	1/1/2025	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	2/10/2025	None
Georgetown Portfolio (2008 Investment)		17,074	50.00%	8,537	4.72%	12/10/2027	None
State & Washington		25,232	100.00%	25,232	4.40%	9/5/2028	None
239 Greenwich Avenue		27,000	75.00%	20,250	3.88%	1/10/2029	None
North & Kingsbury		13,113	100.00%	13,113	4.01%	11/5/2029	None
151 North State Street		14,323	100.00%	14,323	4.03%	12/1/2029	None
Concord & Milwaukee		2,838	100.00%	2,838	4.40%	6/1/2030	None
California & Armitage		2,649	100.00%	2,649	5.89%	4/15/2035	None
Unsecured interest rate swaps [1]		248,629	100.00%	248,629	2.95%	Various
Secured interest rate swaps [1]		81,077	99.81%	80,924	3.94%	Various

Sub-Total Fixed-Rate Debt		696,879		618,093	3.72%

Secured Variable-Rate Debt
664 N. Michigan		41,215	100.00%	41,215	LIBOR+165	6/28/2018	1 x 60 mos.
4401 N. White Plains Road		5,815	100.00%	5,815	LIBOR+190	9/1/2022	None
28 Jericho Turnpike		14,637	100.00%	14,637	LIBOR+190	1/23/2023	None
60 Orange Street		7,646	98.00%	7,493	LIBOR+175	4/3/2023	None
Gotham Plaza		20,689	49.00%	10,138	LIBOR+160	6/10/2023	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	8/1/2023	None
330-340 River Street		11,764	100.00%	11,764	LIBOR+170	6/1/2026	None
Secured interest rate swaps [1]		(81,077)	99.81%	(80,924)	LIBOR+288

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		24,000	100.00%	24,000	LIBOR+140	6/27/2020	2 x 6 mos.
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	7/2/2020	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+130	1/4/2021	None
Unsecured Term Loan		150,000	100.00%	150,000	LIBOR+130	6/27/2021	None
Unsecured Term Loan		50,000	100.00%	50,000	LIBOR+160	12/18/2022	None
Unsecured interest rate swaps [1]		(248,629)	100.00%	(248,629)	LIBOR+189

Sub-Total Variable-Rate Debt		256,060		117,509	LIBOR+146

Total Debt - Core Portfolio		$952,939		$735,602	3.53%

Funds
Fixed-Rate Debt
216th Street [4]	Fund II	$25,500	28.07%	$7,159	5.80%	10/1/2017	None
CityPoint [4]	Fund II	19,000	25.39%	4,824	1.25%	12/23/2017	None
CityPoint [4,5]	Fund II	5,262	26.67%	1,403	1.00%	8/23/2019	None
CityPoint [4]	Fund II	200,000	26.67%	53,341	4.75%	5/29/2020	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/1/2025	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/2025	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	6/1/2026	None
1861 Union Street [4]	Fund IV	2,315	20.80%	482	3.40%	6/1/2026	None
Interest rate swaps [1]	Funds II & IV	101,116	23.81%	24,077	4.07%	Various
Sub-Total Fixed-Rate Debt		361,382		92,989	4.39%

Supplemental Report - June 30, 2017	- 22 -

Portfolio Debt - Detail
(in thousands)
		Principal Balance	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property		June 30, 2017	Percent	Amount	Rate	Date	Options
Variable-Rate Debt
New Hyde Park Shopping Center	Fund III	10,520	39.63%	4,169	LIBOR+185	8/1/2017	2 x 12 mos.
938 W. North Avenue	Fund IV	12,500	23.12%	2,890	LIBOR+235	8/1/2017	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	34,500	23.12%	7,976	LIBOR+275	8/9/2017	None
CityPoint [4]	Fund II	20,000	26.67%	5,334	LIBOR+170	8/23/2017	None
210 Bowery	Fund IV	7,000	23.12%	1,618	LIBOR+275	10/15/2017	1 x 12 mos.
Promenade at Manassas [4]	Fund IV	25,000	22.78%	5,696	LIBOR+170	11/19/2017	1 x 12 mos.
Eden Square [4]	Fund IV	22,500	22.78%	5,127	LIBOR+200	12/17/2017	1 x 12 mos.
CityPoint [4]	Fund II	62,000	25.39%	15,742	SIFMA+160	12/23/2017	None
Acadia Strategic Opportunity IV LLC	Fund IV	20,420	23.12%	4,721	LIBOR+165	12/31/2017	None
654 Broadway	Fund III	5,023	39.63%	1,991	LIBOR+170	3/1/2018	1 x 12 mos.
230/240 W. Broughton	Fund IV	10,246	11.56%	1,184	LIBOR+300	5/1/2018	None
Nostrand Avenue	Fund III	10,877	39.63%	4,311	LIBOR+265	5/1/2018	2 x 12 mos.
Sherman Plaza	Fund II	14,250	28.07%	4,001	LIBOR+325	7/1/2018	1 x 12 mos.
1151 Third Avenue	Fund IV	12,481	23.12%	2,886	LIBOR+175	12/3/2018	2 x 12 mos.
Paramus Plaza [4]	Fund IV	18,802	11.56%	2,174	LIBOR+170	2/20/2019	None
Lake Montclair	Fund IV	14,307	23.12%	3,308	LIBOR+215	5/1/2019	None
146 Geary Street	Fund IV	27,700	23.12%	6,404	LIBOR+340	7/14/2019	2 x 12 mos.
Broughton Street Portfolio	Fund IV	30,000	23.12%	6,936	LIBOR+300	11/8/2019	1 x 12 mos.
161st Street [4]	Fund II	46,500	28.07%	13,055	LIBOR+250	12/2/2019	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	63,900	23.12%	14,774	LIBOR+395	12/9/2019	2 x 12 mos.
640 Broadway [4]	Fund III	48,970	25.02%	12,250	LIBOR+465	1/9/2020	2 x 12 mos.
Wake Forest Crossing	Fund IV	24,000	23.12%	5,549	LIBOR+160	2/14/2020	2 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	3/13/2020	None
650 Bald Hill Road	Fund IV	7,386	20.81%	1,537	LIBOR+265	4/27/2020	None
Subscription Line	Fund V	44,400	20.10%	8,924	LIBOR+160	5/4/2020	None
17 E. 71st Street	Fund IV	19,000	23.12%	4,393	LIBOR+190	6/9/2020	None
Cortlandt Crossing [7]	Fund III	—	39.63%	—	LIBOR+300	6/19/2020	None
1035 Third Avenue	Fund IV	41,610	23.12%	9,620	LIBOR+235	1/27/2021	None
Restaurants at Fort Point	Fund IV	6,500	23.12%	1,503	LIBOR+235	8/25/2021	None
CityPoint [4]	Fund II	19,672	26.67%	5,247	LIBOR+139	11/1/2021	None
3104 M Street [4,6]	Fund III	4,469	31.70%	1,417	Prime+50	12/10/2021	None
Airport Mall	Fund IV	5,678	23.12%	1,313	LIBOR+200	4/1/2022	None
Colonie Plaza	Fund IV	11,890	23.12%	2,749	LIBOR+225	4/1/2022	None
Dauphin Plaza	Fund IV	10,390	23.12%	2,402	LIBOR+200	4/1/2022	None
JFK Plaza	Fund IV	4,543	23.12%	1,050	LIBOR+200	4/1/2022	None
Shaw's Plaza	Fund IV	8,129	23.12%	1,879	LIBOR+200	4/1/2022	None
Wells Plaza	Fund IV	3,407	23.12%	788	LIBOR+200	4/1/2022	None
Interest rate swaps [1]	Funds II & IV	(101,116)	23.81%	(24,077)	LIBOR+301
Sub-Total Variable-Rate Debt		650,554		156,182	LIBOR+253
Total Debt - Funds		$1,011,936		$249,171	3.89%
Total Debt - Core Portfolio and Funds		$1,964,875		$984,773	3.62%
__________

1.	The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements.

2.	This loan is in default as of June 30, 2017 and is accruing interest for accounting purposes at the default rate of 11%.

3.
This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000. The interest rate will vary based on levels of leverage. As of June 30, 2017, the interest rate is LIBOR + 140 basis points.

4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.

5.	This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan for one dollar at the end of the term.

6.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

7.	No amounts were drawn on this construction loan as of June 30, 2017.

Supplemental Report - June 30, 2017	- 23 -

Future Debt Maturities [1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2017 (Remainder)	$2,718	$54,627	$57,345	$2,358	$34,210	$36,568	5.25%	5.25%	n/a
2018	5,258	40,058	45,316	4,214	40,058	44,272	2.71%	n/a	2.71%
2019	5,349	—	5,349	4,153	—	4,153	n/a	n/a	n/a
2020	5,592	74,000	79,592	4,344	74,000	78,344	2.39%	n/a	2.39%
2021	5,838	200,000	205,838	4,533	200,000	204,533	2.36%	n/a	2.36%
Thereafter	29,493	530,006	559,499	24,613	343,119	367,732	3.66%	4.17%	2.74%
Total	$54,248	$898,691	$952,939	$44,215	$691,387	$735,602

Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate
	Scheduled			Scheduled				Fixed-Rate Debt	Variable-Rate Debt
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt

2017 (Remainder)	$1,503	$181,517	$183,020	$385	$47,445	$47,830	2.87%	3.97%	2.49%
2018	2,794	86,989	89,783	627	22,194	22,821	3.69%	n/a	3.69%
2019	2,616	205,409	208,025	609	47,857	48,466	3.88%	1.00%	3.97%
2020	2,710	408,191	410,901	646	100,807	101,453	4.12%	4.75%	3.53%
2021	1,455	50,072	51,527	346	11,960	12,306	3.48%	n/a	3.48%
Thereafter	620	68,060	68,680	155	16,140	16,295	2.99%	3.57%	2.89%
Total	$11,698	$1,000,238	$1,011,936	$2,768	$246,403	$249,171

__________

1.	Does not include any applicable extension options.

Supplemental Report - June 30, 2017	- 24 -

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,597,909	$253.45
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	7,673,433	88.06
Rush and Walton Streets Collection - 5 properties	Lululemon, BHLDN, Marc Jacobs	2011/12	100.0%	32,501	—	—	32,501	85.3%	—%	—%	85.3%	85.3%	5,779,371	208.47
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,008,816	43.43
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira	2011/12	100.0%	23,531	—	—	23,531	91.3%	—%	—%	91.3%	91.3%	1,237,831	57.62
Halsted and Armitage Collection - 9 properties	Club Monaco	2011/12	100.0%	44,658	—	—	44,658	76.7%	—%	—%	76.7%	76.7%	1,231,331	35.95
North Lincoln Park Chicago Collection - 6 properties	Forever 21, Aldo, Carhartt	2011/14	100.0%	22,125	—	28,836	50,961	100.0%	—%	73.5%	85.0%	85.0%	1,727,522	39.88
State and Washington	H & M, Nordstrom Rack	2016	100.0%	78,819	—	—	78,819	100.0%	—%	—%	100.0%	100.0%	2,969,482	37.67
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy, Pier 1 Imports	2016	100.0%	41,700	—	—	41,700	100.0%	—%	—%	100.0%	100.0%	1,601,752	38.41
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	393,276	30.01
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	75.1%	75.1%	75.1%	626,972	45.68
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	63.4%	63.4%	63.4%	701,982	29.14
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	98.6%	—%	—%	98.6%	98.6%	6,410,625	36.90
				611,540	—	85,106	696,646	96.8%	—%	69.3%	93.4%	93.4%	38,390,302	59.00
New York Metro
83 Spring Street	Paper Source	2012	100.0%	3,000	—	—	3,000	100.0%	—%	—%	100.0%	100.0%	686,272	228.76
152-154 Spring Street	—	2014	100.0%	2,936	—	—	2,936	100.0%	—%	—%	100.0%	100.0%	2,344,250	798.45
15 Mercer Street	3 X 1 Denim	2011	100.0%	3,375	—	—	3,375	100.0%	—%	—%	100.0%	100.0%	444,187	131.61
5-7 East 17th Street	Union Fare	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	Stage Coach Tavern	2007	100.0%	5,777	—	—	5,777	91.7%	—%	—%	91.7%	91.7%	2,248,252	424.40
61 Main Street	—	2014	100.0%	3,400	—	—	3,400	—%	—%	—%	—%	—%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	870,274	76.68
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	Mattress Firm	2005	100.0%	—	—	14,590	14,590	—%	—%	100.0%	100.0%	100.0%	479,036	32.83
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,546,912	93.45
252-256 Greenwich Avenue	Madewell, Calypso, Jack Wills	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	1,347,655	168.75
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	100.0%	100.0%	100.0%	951,285	23.59
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	723,607	356.28
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank, Citibank	2013	100.0%	13,838	—	—	13,838	100.0%	—%	—%	100.0%	100.0%	2,243,574	162.13
131-135 Prince Street	Folli Follie, Uno De 50	2014	100.0%	3,200	—	—	3,200	100.0%	—%	—%	100.0%	100.0%	1,307,412	408.57
2520 Flatbush Avenue	Bob's Discount Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,064,374	36.56
991 Madison Avenue	Vera Wang, Perrin Paris	2016	100.0%	7,513	—	—	7,513	65.6%	—%	—%	65.6%	65.6%	1,520,470	308.50
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,639	99,975	—%	100.0%	93.7%	97.0%	97.0%	2,980,556	30.74
Gotham Plaza	Bank of America, Children's Place	2016	49.0%	—	—	26,180	26,180	—%	—%	80.9%	80.9%	80.9%	1,221,167	57.66
				99,026	86,950	136,193	322,169	93.5%	100.0%	94.1%	95.5%	95.5%	24,383,457	79.25
San Francisco Metro
City Center	City Target, Best Buy	2015	100.0%	—	174,311	30,337	204,648	—%	100.0%	87.3%	98.1%	98.1%	7,759,488	38.65
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,013,668	40.41
				—	294,173	59,307	353,480	—%	100.0%	93.5%	98.9%	98.9%	13,773,156	39.40

Supplemental Report - June 30, 2017	- 25 -

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	20,669	—	—	20,669	100.0%	—%	—%	100.0%	100.0%	1,253,121	60.63
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	—	24,996	32,533	57,529	—%	100.0%	65.3%	80.4%	89.1%	1,388,511	30.02
M Street and Wisconsin Corridor - 25 Properties [3]	Lululemon, North Face, Coach	2011/16	25.4%	241,182	—	—	241,182	90.0%	—%	—%	90.0%	90.0%	16,195,494	74.61
				261,851	24,996	32,533	319,380	90.8%	100.0%	65.3%	88.9%	90.5%	18,837,126	66.34
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,200,045	22.13
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	254,153	242.05
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,454,198	26.31

Total Street and Urban Retail				973,467	446,919	326,565	1,746,951	94.9%	100.0%	84.9%	94.3%	94.6%	$96,838,239	$58.78

Acadia Share Total Street and Urban Retail				779,324	446,919	313,213	1,539,456	95.9%	100.0%	85.1%	94.9%	95.2%	$83,067,240	$56.86

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Acme	1998	100.0%	—	62,610	81,300	143,910	—%	100.0%	95.0%	97.2%	97.2%	$3,857,643	$27.58
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,406,275	14.59
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	695,000	6.83

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	95.6%	95.6%	95.6%	2,697,953	32.39
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,114	123,378	—%	100.0%	75.2%	90.5%	91.4%	2,838,343	25.42
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	100.0%	100.0%	100.0%	2,066,367	32.65
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	—	52,052	45,754	97,806	—%	100.0%	95.4%	97.8%	100.0%	1,278,441	13.37
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,391,500	25.30
Crossroads Shopping Center	Home Goods, PetSmart, Kmart, DSW	1998	49.0%	—	202,727	109,225	311,952	—%	100.0%	81.9%	93.7%	94.6%	6,675,815	22.84
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	251,058	4,615	255,673	—%	100.0%	100.0%	100.0%	100.0%	2,149,907	8.41
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	74.0%	84.9%	84.9%	2,494,665	32.44
Connecticut
Town Line Plaza	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	43,187	206,346	—%	100.0%	93.6%	98.7%	98.7%	1,754,129	16.30

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,360,858	10.47
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	73.4%	92.5%	92.5%	1,803,223	8.94
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	591,861	29.00
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,275,673	31.49

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,471	101,655	—%	100.0%	89.4%	97.0%	97.0%	2,012,733	20.41

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,445	99,137	—%	100.0%	67.5%	84.4%	84.4%	892,840	10.67

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	100.0%	93.4%	96.8%	96.8%	3,346,184	14.64

Michigan
Bloomfield Town Square	Best Buy, Home Goods, TJ Maxx, Dick's Sporting Goods	1998	100.0%	—	153,839	81,847	235,686	—%	100.0%	83.9%	94.4%	94.4%	3,365,469	15.13

Supplemental Report - June 30, 2017	- 26 -

Core Portfolio Retail Properties - Detail [1]
												Leased
		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Occupancy	Annualized Base Rent Total	Annualized Base Rent PSF Total
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total
Ohio
Mad River Station	Babies 'R' Us	1999	100.0%	—	58,185	65,150	123,335	—%	100.0%	56.7%	77.1%	77.1%	1,396,788	14.69

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond, Target, Dick's Sporting Goods	2003	22.2%	—	775,803	48,608	824,411	—%	89.1%	80.0%	88.6%	88.6%	11,926,110	16.33
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	61.1%	—	42,850	59,197	102,047	—%	100.0%	100.0%	100.0%	100.0%	3,032,180	29.71
Naamans Road	—	2006	100.0%	—	—	19,984	19,984	—%	—%	29.9%	29.9%	29.9%	394,350	66.00

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	850,978	5.45
Route 6 Plaza	Kmart	1994	100.0%	—	146,568	29,021	175,589	—%	100.0%	100.0%	100.0%	100.0%	1,319,495	7.51
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	100.0%	100.0%	100.0%	940,139	24.97
Abington Towne Center	Target, TJ Maxx	1998	100.0%	—	184,616	31,662	216,278	—%	100.0%	70.4%	95.7%	95.7%	1,060,127	18.88

Total Suburban Properties				—	3,375,703	1,206,076	4,581,779	—%	97.5%	84.8%	94.2%	94.3%	$66,934,325	$16.42

Acadia Share Total Suburban Properties				—	2,650,035	1,089,527	3,739,561	—%	99.3%	84.9%	95.1%	95.2%	$53,057,728	$16.01

TOTAL CORE PROPERTIES				973,467	3,822,622	1,532,641	6,328,730	94.9%	97.8%	84.8%	94.2%	95.8%	$163,772,564	$28.62

Acadia Share Total Core Properties				779,324	3,096,954	1,402,740	5,279,017	95.9%	99.4%	84.9%	95.0%	95.2%	$136,124,968	$28.52

__________

1.
The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

3.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Supplemental Report - June 30, 2017	- 27 -

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR) [1]

		Pro-Rata
	Number of Stores in Core Portfolio	Combined		Percentage of Total
Tenant		GLA	ABR	GLA	ABR

Target	3	302,586	$6,979,002	5.8%	5.2%

H & M	2	81,246	5,309,815	1.6%	3.9%

Royal Ahold [2]	4	207,513	3,639,387	4.0%	2.7%

Walgreens	5	78,254	3,598,966	1.5%	2.7%

Best Buy	2	86,686	3,594,913	1.7%	2.7%

Nordstrom, Inc.	2	88,982	3,339,492	1.7%	2.5%

Albertsons Companies [3]	3	171,182	3,154,331	3.3%	2.3%

Ascena Retail Group [4]	5	23,233	2,566,755	0.4%	1.9%

Bed, Bath, and Beyond [5]	3	95,448	2,387,812	1.8%	1.8%

LA Fitness International LLC	2	100,000	2,336,500	1.9%	1.7%

Lululemon	2	7,533	2,260,467	0.1%	1.7%
TJX Companies [6]	8	209,198	2,049,901	4.0%	1.5%
Trader Joe's	3	32,351	1,935,311	0.6%	1.4%
Home Depot	3	312,718	1,893,791	6.0%	1.4%
Gap	3	28,643	1,501,004	0.5%	1.1%
Kate Spade	2	4,250	1,454,547	0.1%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,395,401	0.6%	1.0%
JP Morgan Chase	7	28,715	1,370,053	0.5%	1.0%
DSW	2	35,842	1,318,894	0.7%	1.0%
Mattress Firm	9	39,936	1,242,050	0.8%	0.9%
TOTAL	73	1,965,813	$53,328,392	37.6%	39.5%

__________

1.	Does not include tenants that operate at only one Acadia Core location

2.	Stop and Shop (4 locations)

3.	Shaw’s (2 locations), Acme (1 location)

4.	Ann Taylor Loft (2 locations), Catherine’s (1 location), Dress Barn (1), Lane Bryant (1 location)

5.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)

6.	TJ Maxx (5 locations), Marshalls (1 location), HomeGoods (2 locations)

Supplemental Report - June 30, 2017	- 28 -

Core Portfolio Lease Expirations

	Street Tenants					Anchor Tenants					Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR			GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M [1]	—	—	—%	$—	—%	—	—	—%	$—	—%	—	27,960	2.2%	$17.56	1.2%	6	27,960	0.4%	$17.56	0.3%
2017	5	14,769	1.6%	122.28	2.5%	—	24,996	0.7%	13.50	0.6%	—	46,396	3.6%	30.36	3.6%	25	86,161	2.9%	41.22	2.2%
2018	6	22,773	2.5%	87.31	2.8%	—	334,193	9.6%	23.25	14.6%	—	176,943	13.6%	30.57	13.7%	66	533,909	10.1%	28.41	9.3%
2019	11	65,439	7.1%	59.60	5.5%	—	382,487	11.0%	11.02	7.9%	—	103,701	8.0%	25.95	6.8%	52	551,627	9.7%	19.59	6.6%
2020	14	47,751	5.2%	95.69	6.4%	—	451,223	13.0%	12.40	10.5%	—	97,844	7.5%	26.78	6.6%	53	596,818	10.8%	21.42	7.8%
2021	21	131,030	14.2%	57.70	10.6%	—	599,685	17.2%	14.52	16.4%	—	176,918	13.6%	24.66	11.1%	77	907,633	15.7%	22.73	12.6%
2022	12	62,923	6.8%	81.30	7.2%	—	296,442	8.5%	12.57	7.0%	—	136,204	10.5%	31.12	10.8%	53	495,569	8.4%	26.39	8.0%
2023	9	151,206	16.4%	66.96	14.2%	—	227,079	6.5%	17.60	7.5%	—	91,932	7.1%	29.19	6.8%	33	470,217	6.9%	35.74	10.3%
2024	13	94,855	10.3%	84.19	11.2%	—	330,390	9.5%	20.41	12.7%	—	116,895	9.0%	30.66	9.1%	44	542,140	9.4%	33.78	11.2%
2025	11	48,583	5.3%	131.99	9.0%	—	178,571	5.1%	18.57	6.2%	—	79,893	6.1%	38.56	7.8%	41	307,047	5.3%	41.72	7.8%
2026	12	46,392	5.0%	78.98	5.2%	—	32,570	0.9%	17.71	1.1%	—	75,095	5.8%	30.98	5.9%	31	154,057	2.6%	42.63	4.0%
Thereafter	17	238,397	25.6%	75.49	25.4%	—	625,972	18.0%	13.20	15.5%	—	170,396	13.0%	38.20	16.6%	60	1,034,765	17.8%	31.67	19.9%
Total	131	924,118	100.0%	$76.96	100.0%	—	3,483,608	100.0%	$15.28	100.0%	—	1,300,177	100.0%	$30.31	100.0%	541	5,707,903	100.0%	$28.69	100.0%

Anchor GLA Owned by Tenants		—					254,916					—					254,916
Total Vacant		49,349					84,098					232,464					365,911
Total Square Feet		973,467					3,822,622					1,532,641					6,328,730

_________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - June 30, 2017	- 29 -

Core Portfolio - New and Renewal Rent Spreads [1]

	Quarter Ended		Quarter Ended		Year to Date
	March 31, 2017		June 30, 2017		June 30, 2017
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New leases
Number of new leases executed	4	4	4	4	8	8
GLA	8,121	8,121	15,969	15,969	24,090	24,090
New base rent	$149.48	$139.58	$27.27	$26.79	$68.47	$64.81
Previous base rent	$124.63	$136.13	$24.48	$24.81	$58.24	$62.34
Average cost per square foot	$123.79	$123.79	$63.69	$63.69	$83.95	$83.95
Weighted Average Lease Term (years)	9.4	9.4	10.0	10.0	9.8	9.8
Percentage growth in base rent	19.9%	2.5%	11.4%	8.0%	17.6%	4.0%

Renewal leases
Number of renewal leases executed	15	15	16	16	31	31
GLA	156,327	156,327	157,478	157,478	313,805	313,805
New base rent	$19.11	$18.80	$22.81	$22.36	$20.97	$20.59
Expiring base rent	$15.73	$17.34	$19.83	$20.38	$17.79	$18.87
Average cost per square foot	$0.24	$0.24	$0.00	$0.00	$0.12	$0.12
Weighted Average Lease Term (years)	3.4	3.4	5.4	5.4	4.4	4.4
Percentage growth in base rent	21.5%	8.4%	15.0%	9.7%	17.9%	9.1%

Total new and renewal leases
Number of new and renewal leases executed	19	19	20	20	39	39
GLA commencing	164,448	164,448	173,447	173,447	337,895	337,895
New base rent	$25.55	$24.76	$23.22	$22.77	$24.35	$23.74
Expiring base rent	$21.11	$23.21	$20.26	$20.79	$20.67	$21.97
Average cost per square foot	$6.34	$6.34	$5.86	$5.86	$6.09	$6.09
Weighted average lease term (years)	3.7	3.7	5.8	5.8	4.8	4.8
Percentage growth in base rent	21.0%	6.7%	14.6%	9.5%	17.8%	8.1%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis.

3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

Supplemental Report - June 30, 2017	- 30 -

Core Portfolio Capital Expenditures

	Quarter Ended	Quarter Ended	Year to Date	Prior Year Ended
	March 31, 2017	June 30, 2017	June 30, 2017	December 31, 2016

Leasing Commissions	$474	$202	$676	$2,252
Tenant Improvements	1,747	1,622	3,369	9,477
Capital Expenditures	47	59	106	1,074
Total Capital Expenditures	$2,268	$1,883	$4,151	$12,803

Supplemental Report - June 30, 2017	- 31 -

Fund Overview

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.6%		39.6%		38.5%		36.1%		38.7%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$347.1	Million	$396.7	Million	$390.7	Million	$0.0	Million	$1,221.1	Million
Cumulative Net Distributions [3]	$194.5	Million	$131.6	Million	$551.0	Million	$101.9	Million	$0.0	Million	$979.0	Million
Net Distributions/Contributions	224.6%		37.9%		138.9%		26.1%		N/A		80.2%
Unfunded Commitment [4]	$0.0 Million		$0.0 Million		$53.3	Million	$139.3	Million	$520.0	Million	$712.6	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$504.0	Million	$504.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2019
Currently in a Promote Position? (Yes/No)	Yes		No		Yes		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA
Type:	Applicable to		Description
Asset Management [6]	Fund I, II & III		1.5% of Implied Capital
Asset Management [6]	Fund IV & V		1.5% of Implied Capital during the investment period, 1.25% of Implied Capital post-investment period
Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs
__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.
With regard to Fund II, the additional contributions over original Fund Size reflects a prior-period distribution that was re-contributed to the Fund during 2016 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote

4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments, to acquire new identified Fund IV investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.

6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.

Supplemental Report - June 30, 2017	- 32 -

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	—	2007	94.2%	—	307,049	167,951	475,000	—%	100.0%	17.2%	70.7%	79.9%	$8,883,140	$26.45
216th Street	NYC Human Resources Administration	2005	99.1%	—	60,000	—	60,000	—%	100.0%	—%	100.0%	100.0%	2,574,000	42.90
161st Street [2]	Various New York City & State agencies	2005	99.1%	—	166,005	99,662	265,667	—%	46.8%	61.7%	52.4%	74.1%	4,824,577	34.66

Total - Fund II				—	533,054	267,613	800,667	—%	83.4%	33.8%	66.8%	79.5%	$16,281,717	$30.44

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	Penguin (Perry Ellis)	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100.0%	100.0%	$601,000	$207.53
640 Broadway	Swatch	2012	63.1%	4,247	—	—	4,247	70.6%	—%	—%	70.6%	70.6%	954,218	318.24
3104 M Street	—	2012	80.0%	—	—	3,608	3,608	—%	—%	—%	—%	—%	—	—
New Hyde Park Shopping Center	PetSmart	2011	100.0%	—	13,507	18,815	32,322	—%	100.0%	65.9%	80.2%	96.4%	1,150,964	44.40
Nostrand Avenue	—	2013	100.0%	—	—	42,628	42,628	—%	—%	78.8%	78.8%	78.8%	1,616,298	48.12

Total - Fund III				7,143	13,507	65,051	85,701	82.5%	100.0%	70.7%	76.3%	82.4%	$4,322,480	$66.10

Fund IV Portfolio Detail

NEW YORK
New York
1151 Third Avenue	Vineyard Vines	2013	100.0%	13,250	—	—	13,250	100.0%	—%	—%	100.0%	100.0%	$1,787,393	$134.90
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	1,848,724	219.25
1035 Third Avenue [3]	—	2015	100.0%	7,617	—	—	7,617	60.0%	—%	—%	60.0%	60.0%	805,570	176.27
Colonie Plaza	Price Chopper, Big Lots	2016	100.0%	—	96,000	57,483	153,483	—%	100.0%	91.7%	96.9%	96.9%	1,666,687	11.21

New Jersey
Paramus Plaza	Babies R Us, Ashley Furniture	2013	50.0%	—	64,235	88,274	152,509	—%	61.1%	79.8%	71.9%	71.9%	1,835,118	16.74

BOSTON
Massachusetts
Restaurants at Fort Point	—	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	312,019	19.86

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	90,718	221,760	—%	100.0%	73.3%	89.1%	89.1%	1,317,587	6.67
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	30,792	93,263	—%	100.0%	77.8%	92.7%	92.7%	650,143	7.52
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	87.3%	96.6%	96.6%	1,324,076	11.52
Shaw's Plaza (Windham)	Shaw's	2017	100.0%		66,698	57,632	124,330	—%	100.0%	70.8%	86.5%	86.5%	1,006,916	9.36
JFK Plaza	Hannaford, TJ Maxx	2016	100.0%	—	104,426	46,681	151,107	—%	100.0%	28.9%	78.0%	78.0%	744,207	6.31

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	122,621	83,106	205,727	—%	100.0%	60.9%	84.2%	84.2%	1,616,339	9.33
Mayfair Shopping Center	—	2016	100.0%	—	25,673	89,738	115,411	—%	—%	80.2%	62.4%	62.4%	1,349,847	18.74

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	194,038	71,404	265,442	—%	85.6%	95.1%	88.2%	88.2%	3,173,833	13.56
Lake Montclair	Food Lion	2013	100.0%	—	33,000	72,832	105,832	—%	100.0%	89.0%	92.4%	92.4%	1,881,119	19.24

Supplemental Report - June 30, 2017	- 33 -

Fund Retail Properties - Detail [1]
												Leased	Annualized	Annualized
		Year	Ownership	Gross Leasable Area				In Place Occupancy				Occupancy	Base Rent	Base Rent
	Anchors	Acquired	%	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	Total	PSF
Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	163,217	68,227	231,444	—%	71.1%	77.8%	73.1%	73.1%	2,417,917	14.29

MIDWEST
Illinois
938 W. North Avenue	Sephora	2013	100.0%	33,228	—	—	33,228	16.1%	—%	—%	16.1%	16.1%	326,350	61.00
Lincoln Place	Kohl's, Marshall's	2017	100.0%	—	—	271,866	271,866	—%	—%	90.4%	90.4%	90.4%	2,793,805	11.37

SOUTHEAST
Georgia
Broughton Street Portfolio - 21 properties [4]	J. Crew, L'Occitane, Lululemon, Michael Kors	2014	50.0%	114,141	—	—	114,141	89.1%	—%	—%	89.1%	89.1%	3,914,576	38.49

North Carolina
Wake Forest Crossing	—	2016	100.0%	—	113,353	89,653	203,006	—%	100.0%	95.3%	97.9%	97.9%	2,907,092	14.63

WEST
California
146 Geary Street	—	2015	100.0%	11,436	—	—	11,436	100.0%	—%	—%	100.0%	100.0%	300,000	26.23
Union and Fillmore Collection - 4 properties	—	2015	90.0%	10,148	—	—	10,148	80.8%	—%	—%	80.8%	80.8%	557,790	68.03

Total - Fund IV				213,963	1,264,266	1,149,929	2,628,158	78.8%	90.1%	81.3%	85.3%	85.0%	$34,537,108	$15.41

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Santa Fe Plaza	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	93,578	130,645	224,223	—%	100.0%	83.6%	90.4%	99.0%	3,494,544	17.24

Total - Fund V				—	93,578	130,645	224,223	—%	—%	83.6%	90.4%	99.0%	$3,494,544	$17.24
__________

1.
Excludes properties under development, see “Development Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Currently operating, but redevelopment activities have commenced.

3.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

4.	Represents 21 of the 24 properties in this portfolio that have been leased. The remaining properties are still in development.

Supplemental Report - June 30, 2017	- 34 -

Fund Lease Expirations

	FUND II						FUND III
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	9,967	1.9%	$100	$0.01	0.6%	1	1,130	1.7%	$65,097	$57.61	1.5%
2017	—	—	—	—	—	—%	—	—	—%	—	—	—%
2018	—	—	—	—	—	—%	3	5,247	8.0%	262,273	49.99	6.1%
2019	—	—	—	—	—	—%	2	3,037	4.6%	124,106	40.86	2.9%
2020	—	—	—	—		—%	2	2,976	4.6%	129,590	43.55	3.0%
2021	—	—	—	—	—	—%	2	4,238	6.5%	172,076	40.60	4.0%
2022	—	—	—	—	—	—%	3	4,300	6.6%	351,882	81.83	8.1%
2023	—	—	—	—	—	—%	4	6,495	9.9%	999,502	153.89	23.1%
2024	—	—	—	—	—	—%	3	18,177	27.8%	725,898	39.93	16.8%
2025	—	—	—	—		—%	3	2,812	4.3%	295,397	105.05	6.8%
2026	2	3,185	0.6%	274	0.09	1.7%	4	3,482	5.3%	579,869	166.53	13.4%
Thereafter	13	521,941	97.5%	15,908	0.03	97.7%	3	13,510	20.7%	616,790	45.65	14.3%
Total	16	535,093	100.0%	$16,282	$0.03	100.0%	30	65,404	100.0%	$4,322,480	$66.10	100.0%

		265,574	Total Vacant					20,297	Total Vacant
		800,667	Total Square Feet					85,701	Total Square Feet

	FUND IV						FUND V
		Gross Leased Area			Base Rent			Gross Leased Area			Base Rent
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	3	6,500	0.3%	$139,680	$0.02	0.4%	—	—	—%	$—	$—	—%
2017	16	61,671	2.8%	1,274,460	20.67	3.7%	2	6,650	3.3%	144,742	7.23	4.1%
2018	40	219,304	9.8%	2,415,271	11.01	7.0%	2	8,305	4.1%	197,420	9.87	5.6%
2019	28	170,985	7.6%	1,954,244	11.43	5.7%	1	1,250	0.6%	35,000	1.75	1.0%
2020	33	229,229	10.2%	2,924,504	12.76	8.5%	1	31,452	15.5%	408,876	20.43	11.7%
2021	39	345,306	15.4%	4,780,712	13.84	13.8%	6	42,648	21.0%	779,794	38.97	22.3%
2022	28	260,988	11.6%	3,566,841	13.67	10.3%	3	40,226	19.8%	721,880	36.08	20.7%
2023	13	129,844	5.8%	1,626,436	12.53	4.7%	2	21,407	10.6%	487,695	24.37	14.0%
2024	22	240,207	10.7%	5,574,609	23.21	16.1%	1	30,900	15.2%	372,963	18.64	10.7%
2025	21	101,401	4.5%	4,278,654	42.20	12.4%	—	—	—%	—	—	—%
2026	17	149,139	6.7%	2,119,600	14.21	6.1%	—	—	—%	—	—	—%
Thereafter	18	327,649	14.6%	3,882,097	11.85	11.2%	2	20,010	9.9%	346,174	17.30	9.9%
Total	278	2,242,223	100.0%	$34,537,108	$15.41	100.0%	20	202,848	100.0%	$3,494,544	$17.24	100.0%

		385,935	Total Vacant					21,375	Total Vacant
		2,628,158	Total Square Feet					224,223	Total Square Feet
__________

1.	Leases currently under month to month or in process of renewal

Supplemental Report - June 30, 2017	- 35 -

Development Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Stabilization	Est. SQFT Upon Completion	Leased Rate [1]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range			Outstanding Debt
FUND II

Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	$36.7	TBD		TBD	TBD		TBD	$14.3
							$36.7	TBD		TBD	TBD		TBD	$14.3

FUND III

Cortlandt Crossing	100.0%	Mohegan Lake, NY	2018	130,000	50%	ShopRite	$25.8	$34.2	to	$39.2	$60.0	to	$65.0	$—
Broad Hollow Commons	100.0%	Farmingdale, NY	2018	180,000 - 200,000	—	TBD	16.1	33.9	to	43.9	50.0	to	60.0	—
							$41.9	$68.1		$83.1	$110.0		$125.0	$—

FUND IV

210 Bowery	100.0%	New York, NY	2017	16,000	—	TBD	$23.0	$0.5	to	$1.5	$23.5	to	$24.5	$7.0
Broughton Street Portfolio [2]	50.0%	Savannah, GA	2017	190,000	89%	J. Crew, Lululemon, H&M	77.1	2.9	to	7.9	80.0	to	85.0	30.0
27 E. 61st Street	100.0%	New York, NY	2017	9,500	—	TBD	24.1	1.4	to	4.4	25.5	to	28.5	—
801 Madison Avenue	100.0%	New York, NY	2017	5,000	20%	TBD	37.4	2.6	to	5.6	40.0	to	43.0	—
650 Bald Hill Road	90.0%	Warwick, RI	2017	161,000	72%	Dick's Sporting Goods, Burlington Coat Factory	25.3	2.2	to	7.2	27.5	to	32.5	7.4
717 N. Michigan Avenue	100.0%	Chicago, IL	2018	62,000	25%	Disney Store	108.2	11.8	to	19.3	120.0	to	127.5	63.9
							$295.1	$21.4		$45.9	$316.5		$341.0	$108.3

CORE

613-623 West Diversey	100.0%	Chicago, IL	2018	30,000	75%	TJ Maxx	$13.2	$9.8		$11.3	$23.0		$24.5	$—
56 E Walton Street	100.0%	Chicago, IL	2018	TBD	—	TBD	7.8	2.7		3.7	10.5		11.5	—
							$21.0	$12.5		$15.0	$33.5		$36.0	$—

__________

1.	The leased rate excludes pre-redevelopment tenants.

2.	This portfolio includes 24 buildings, including 21 which are operating.

Reconciles to Consolidated Balance Sheet as follows:

Development costs above	$394.7

Development held as operating real estate	(47.5)
Development costs of unconsolidated properties	(102.4)
Deferred costs and other amounts	(35.8)

Total per consolidated balance sheet	$209.0

Supplemental Report - June 30, 2017	- 36 -

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson’s, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplemental adjustment more appropriately reflects the results of its operations. The Company also provides one other supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

Supplemental Report - June 30, 2017	- 37 -